UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
January 15, 2008 (January 14, 2008)
Date of report (Date of earliest item reported)
FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)
(330) 373-1221

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
On January 15, 2008 the Registrant issued a press release announcing credit and merger related charges for the fiscal 2008 second quarter and an anticipated net loss for the quarter ended December 31, 2007. The release includes discussion of charges for the provision for loan losses, the provision for losses on the sale of real estate owned, other than temporary impairment of securities and merger expenses. The press release is included as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01   Financial Statements and Exhibits.
      (d) Exhibits

Exhibit	No. Description

99.1	Press release dated January 15, 2008 announcing credit and merger related charges for the fiscal 2008 second quarter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.
Date: January 15, 2008	By:	/s/ David W. Gifford
David W. Gifford
Interim Chief Financial Officer Principal Accounting Officer

Exhibit Index

Exhibit	No. Description

99.1	Press release dated January 15, 2008 announcing credit and merger related charges for the fiscal 2008 second quarter.